                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

     VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2013

Item 1: Report to Shareholders

SEMI-ANNUAL REPORT JUNE 30, 2013 (unaudited)

Van Eck VIP Trust Van Eck VIP Multi-Manager Alternatives Fund

Van Eck VIP Multi-Manager Alternatives Fund

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2013, and are subject to change.

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) declined 1.56% for the six months ended June 30, 2013. The Fund underperformed its benchmark, the HFRX Global Hedge Fund Index1, which rose 3.16%. The S&P® 500 Index2 gained 13.82% for the same period.

The Fund’s semi-annual performance is attributable primarily to losses within its global macro and tactical sleeves. However, the Fund did experience underperformance in each of its four core investment strategies, which include: long/short equity, event driven, global macro and yield focused. Although temporary periods of underperformance among fundamentally driven investment strategies are common, it is very uncommon to simultaneously experience it within all of the sub-strategies.

Uninspiring performance of fundamentally driven strategies often indicates turmoil is lurking in the markets. We believe that investment acumen is a skill not easily diminished and time proven investment processes are by design-consistent. Therefore, while we are not happy with the Fund’s recent performance, we remain confident in our current and prospective sub-advisors’ ability to perform throughout the course of the market cycle.

Overview

■	The U.S. equity market, as measured by the S&P® 500 Index, rallied, benefiting from both the accommodative stimulus of the Federal Reserve (the “Fed”) and strengthening economic data.

■	In May 2013, following Fed Chair Bernanke’s comments, the fixed income markets began pricing in a withdrawal of accommodative support from the Fed.

■	In mid-June, Bernanke stated the Fed could begin to wind down its $85 billion monthly asset purchase program later this year and end it completely by mid-2014.

—The yield on the 10-year U.S. Treasury note increased from 1.63% on May 1 to 2.49% on June 28.

■	The rapid increase in U.S. Treasury yields led to a sell-off in fixed income assets that resulted in returns of -1.78% and -1.55% for the Barclays U.S. Aggregate Bond Index[3] in May and June, respectively, and an outflow from fixed income mutual funds.

■	The spot price of gold decreased from $1,675 per ounce on December 31, 2012 to $1,235 per ounce at the end of June.

—Gold prices were negatively affected by the abrupt increase in yields, as investors began to weigh the opportunity cost to holding a non-yielding asset during a period of minimal U.S. inflation.

■	Historically, rising interest rates have been a positive signal for both the equity markets and for alternative strategies.

—Equity markets are often viewed as beneficiaries of rising rates because they are typically a signal of a strengthening economy.

—The indirect impact to alternative strategies may include rising equity markets, wider arbitrage spreads and more interest on collateral pledged against derivative instruments.

—The correlation[4] matrix below illustrates the relationship of traditional and alternative investments relative to the change in yield of the 10-year U.S. Treasury note.

—A positive correlation with rising interest rates supports the position that alternative strategies and equities are beneficiaries of increasing yields.

Correlation4 to Changes in Interest Rates (January 1990–May 2013)

	U.S. 10-Year U.S. Treasury Yield Change	HFRI Fund Weighted Composite	Barclays U.S. Aggregate Bond Index	S&P® 500 Index TR
U.S. 10-Year U.S. Treasury Yield Change	1
HFRI Fund Weighted Composite	0.20	1
Barclays U.S. Aggregate Bond Index	-0.81	0.07	1
S&P® 500 Index TR	0.16	0.74	0.12	1

Source: Van Eck Research. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

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VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

Fund Review

In seeking to increase investor returns over the long term, our Investment Committee set the Fund’s portfolio volatility to the upper-end of the range at the end of March 2013. Targeting volatility is accomplished through our proprietary quantitative risk allocation process and macro discretionary overlay designed to simultaneously maximize volatility and diversification within the Fund’s stated risk parameters. The increase in volatility can be seen in this chart of the Fund’s rolling 90-day volatility.

Source: Van Eck Research. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

Looking at the results of each of the Fund’s sub-strategies, the best performing sleeve, on an absolute basis, during the semi-annual period was its long/short equity strategies. The Fund’s allocation to long/short equity strategies‡ returned 3.19%, but underperformed the HFRX Equity Hedged Index5, which returned 4.59%. Sub-adviser Millrace Asset Group, Inc. (“Millrace”) (8.5% of Fund net assets†) returned 12.70% and was the best performer within this strategy, largely benefiting from long positions in the technology and commercial services industries. Sub-adviser RiverPark Advisors, LLC (“RiverPark”) (8.3% of Fund net assets†) was the primary detractor within this strategy, with a return of 0.22%. Most of RiverPark’s disappointing performance can be attributed to a long position in information technology giant Apple and to short positions in “broken growth” companies that rallied during the semi-annual period. While the RiverPark team is confident in the long-term demise of its short positions, in a market fueled by high beta6 equities, the slightest hint of optimism can send stock prices soaring. Industries that detracted most from RiverPark’s results were technology, retail and consumer durables.

The Fund’s allocation to global macro strategies‡ returned -3.80% compared to the HRFX Macro Index7, which returned -1.07%. During the semi-annual period, the global macro strategies allocation benefited from an investment in The Marketfield Fund (“Marketfield”) (2.6% of Fund net assets†), which is predominantly positioned long U.S. equities and short emerging market equities. The S&P 500 Index outperformed the MSCI Emerging Markets Index8 by 23.22% during the semi-annual period. The largest detractor within this strategy was the AC-Risk Parity 12 Volatility Fund (“Risk Parity Fund”) (sold by Fund by end of period), an investment through an open-end UCITS9 III structure managed by Aquila Capital, which returned -13.95%. The Risk Parity Fund is broadly diversified across equities, currencies, commodities and fixed income. However, during the latter months of the semi-annual period, when the fixed income markets rapidly declined, its diversification attributes did not maintain and the Risk Parity Fund experienced a material loss of capital. We proactively decided to remove any significant interest rate exposure from the Fund, and thus redeemed the Fund’s investment in the Risk Parity Fund by the end of the semi-annual period.

The Fund’s allocation to event-driven strategies‡ returned 2.64% in comparison to a return of 7.37% for the HRFX Event Driven Index10. The Fund’s top performing event-driven strategy was EMERALD 2X (Equity Mean Reversion Alpha Index) (5.4% of Fund net assets†), a “rules-based” volatility arbitrage strategy through a note structured by Deutsche Bank, which seeks to benefit from mean reversion in equity volatility. The Fund’s investment in EMERALD 2X returned 10.20%, as daily volatility exceeded weekly volatility, particularly in February, April and June 2013. The weakest performer within the strategy was Tiburon Capital Management (“Tiburon”) (9.5% of Fund net assets†) with a return of 0.91%. Sub-adviser Tiburon seeks

2

to exploit event opportunities across the capitalization structure. Tiburon benefited from profits in the financials sector, but losses within precious metals mitigated most of the gains.

The Fund’s allocation to fixed income, or yield, strategies‡ returned -0.61% relative to a return of 4.57% for the HFRX Fixed Income Credit Index11. The Fund’s allocation to Sub-adviser Horizon Management (“Horizon”) (8.1% of Fund net assets†) returned 0.46%, and its lack of meaningful performance was primarily due to high levels of cash held during the semi-annual period. Horizon is a relatively new Sub-Advisor to the Fund, who invests gradually in order to dollar cost average into positions. Toward the end of the semi-annual period, Horizon was actively purchasing closed-end bond funds at discounts to net asset value and equity positions that it believes offer either yield or total return benefits to the overall allocation. Sub-adviser SW Asset Management, LLC (“SW”) (9.9% of Fund net assets†) returned -1.21%, and most of its losses were experienced in June 2013 during the sell-off in emerging markets debt. The team at SW had been quite cautious early in 2013 due to the rapid run-up of emerging market debt issues, and its defensive posture mitigated losses during the sell-off.

The Fund’s tactical, or opportunistic, strategy‡ sleeve returned -1.15% for the semi-annual period. Most of the losses can be attributed to net long exposure to gold and gold mining equities, which returned -14.52%. The material losses in the Fund’s gold positions were a catalyst for the Fund’s Investment Committee to trigger our risk management process and move to fully hedge the positions and focus on exploiting the alpha12 between our long and short positions. On the positive side, notable performers within the Fund’s tactical allocation were a long position in Japanese equities (currency hedged) and a short Japanese yen versus U.S. dollar position, which returned 7.71% and 11.21%, respectively, during the semi-annual period.

The Fund is hedge-style mutual fund that can allocate among long/short equity, distressed debt, market neutral, global macro, managed futures and other investment strategies. Our Investment Committee—which averages more than eight years’ experience in managing a multi-manager, hedge-style mutual fund strategy—managed the Fund with a goal of consistent returns, low beta and low volatility. Throughout the semi-annual period, we continued to search for alpha-generating strategies with repeatable processes that exist within stable business models. The mutual fund structure of the Fund provides portfolio transparency, daily valuation and liquidity unlike many unregistered hedge funds.

Outlook

Overall, we expect U.S. interest rates to gradually trend higher as economic recovery continues and the Fed tapers its asset purchases. A near-term pullback in interest rates may occur, but, in our view, would be minimal. We believe this broad trend toward higher interest rates, along with the Fed’s actions, may well drive some financial market volatility.

We believe the equity markets as a whole will likely benefit amid heightened volatility, as the U.S. economy is anticipated to continue recovering. Long/short equity strategies, trend following commodity trading advisors and arbitrage strategies should also perform well given these conditions, in our view. However, strategies correlated to bonds, including credit-related strategies, for example, may well face headwinds.

As the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

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VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

We appreciate your investment in the Van Eck VIP Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Committee:

Stephen H. Scott	Jan F. van Eck	Michael F. Mazier
Co-Portfolio Manager	Co-Portfolio Manager	Investment Committee Member

July 19, 2013

†	All Fund assets referenced are Total Net Assets as of June 30, 2013.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[2]	S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[3]	Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

[4]	The correlation coefficient is a measure that determines the degree to which two variables’ movements are associated and will vary from -1.0 to 1.0. -1.0 indicates perfect negative correlation, and 1.0 indicates perfect positive correlation. Correlation describes a complementary or parallel relationship between two investments.

[5]	HFRX Equity Hedged Index is a hedge fund benchmark representative of the overall composition of the hedge fund universe.

[6]	Beta is a measure of sensitivity to market movements. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[7]	HFRX Macro Index is a hedge fund benchmark on strategies that include long/short positions in equity, fixed income, currency and futures markets based on a top-down analysis on a broader view of the world economy.

[8]	MSCI Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index covers 2,700 securities of the publicly traded equities in each industry for 21 emerging markets that are currently classified as emerging market countries.

[9]	UCITS stands for “Undertakings for Collective Investment in Transferable Securities.”

[10]	HFRX Event Driven Index is a hedge fund benchmark on strategies that trade in various corporate transactions that include mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments.

[11]	HFRX Fixed Income Credit Index is a hedge fund benchmark on strategies that utilize a broad continuum of credit sub-strategies, including corporate, sovereign, distressed, convertible, asset-backed, capital structure arbitrage and other relative value and event-driven sub-strategies to realize the spreads of various related credit instruments.

[12]	Alpha is a measure of an investment’s performance over and above the performance of other investments of the same risk. A stock with an alpha of 1.25 is projected to rise by an annual premium of 1.25% above its comparable benchmark index.
4

‡	Strategy Definitions

A long/short strategy seeks to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Event-driven strategies seek to benefit from price movements caused by anticipated corporate events, such as mergers, acquisitions, spin-offs or other special situations.

Credit arbitrage may seek to take advantage of pricing inefficiencies between the credit-sensitive securities of different issuers. Instruments commonly traded include CDOs (collateralized debt obligations) and CDSs (credit default swaps).

Merger arbitrage seeks to exploit price differentials in the shares of companies that are involved in announced corporate events, such as mergers and acquisitions (M&A) or leveraged buy-outs, by taking a directional position on the stocks of the companies involved in the deal. Success is dependent on the likelihood that such events will be consummated as proposed.

Special situations invest in the securities of issuers based upon the expectations of the manager as to whether the price of such securities may change in the short term due to a special situation, such as a stock buy-back, spin-off, bond upgrade or a positive earnings report.

Long biased fixed income strategies seek to invest in between a market-neutral fund and a long-only fund. Rather than hedging to reduce market correlation as found in a market neutral fund, or having substantial long exposure as in a long-only fund, a long-bias fund maintains a differing ratio of long positions (compared to short positions) that usually exceeds 40%.

Global macro and emerging markets strategy seeks to profit from directional changes in currencies, stock markets, commodity prices and market volatility. This strategy may utilize positions held through individual securities, ETFs, derivative contracts, swaps or other financial instruments linked to major market, sector or country indices, fixed income securities, currencies and commodities. This strategy may invest in a limited number of securities, issuers, industries or countries which may result in higher volatility.

Long/short fixed income strategies seek to invest in securities believed to be undervalued or offer high growth opportunities while also attempting to reduce overall market risk or take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on fixed income assets or indexes to hedge risk. This strategy may also use derivatives, including options, financial futures and options on futures. Long and short positions may not be invested in equal dollars and, as such, may not seek to neutralize general market risks.

Contrarian is an investment style that goes against prevailing market trends, seeking to profit from buying assets trending lower due to unjustifiable wide spread pessimism and selling assets that have trended upward due to widespread optimism that overstates a company’s value.
5

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*

(unaudited)

As of June 30, 2013. *Percentage of net assets.

6

SECTOR WEIGHTING NET EXPOSURE**

(unaudited)

As of June 30, 2013. Portfolio subject to change.

**Net exposure was calculated by adding long and short positions.

7

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2013 to June 30, 2013.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Multi-Manager Alternatives Fund

		Beginning Account Value January 1, 2013	Ending Account Value June 30, 2013	Expenses Paid During the Period* January 1, 2013 - June 30, 2013
Initial Class	Actual	$1,000.00	$984.40	$11.49
	Hypothetical**	$1,000.00	$1,013.21	$11.66
Class S	Actual	$1,000.00	$983.40	$12.76
	Hypothetical**	$1,000.00	$1,011.93	$12.94

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2013), of 2.34% on Initial Class, and 2.59% on Class S Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

SCHEDULE OF INVESTMENTS

June 30, 2013 (unaudited)

Number of Shares		Value
COMMON STOCKS: 34.4%

Basic Materials: 3.1%
3,410	Argonaut Gold, Inc. (CAD) *	$18,449
7,400	Continental Gold Ltd. (CAD) *	23,220
3,375	Eldorado Gold Corp.	20,858
3,358	Eldorado Gold Corp. (CAD)	20,786
10,200	Fortuna Silver Mines, Inc. (CAD) *	33,945
1,375	Goldcorp, Inc.	34,004
1,804	MAG Silver Corp. *	10,535
264	MeadWestvaco Corp.	9,005
225	Monsanto Co.	22,230
4,690	New Gold, Inc. *	30,110
366	Olin Corp.	8,755
7,425	Osisko Mining Corp. (CAD) *	24,569
2,700	Tahoe Resources, Inc. *	38,205
18,340	Volta Resources, Inc. (CAD) *	2,877
		297,548

Communications: 6.1%
2,765	Alaska Communications Systems Group, Inc.	4,645
333	AOL, Inc.	12,148
1,939	Brightcove, Inc. *	16,986
1,000	CalAmp Corp. *	14,600
1,784	Cbeyond, Inc. *	13,987
382	CBS Corp.	18,669
125	ChannelAdvisor Corp. *	1,966
3,281	Digital Generation, Inc. *	24,181
318	Discovery Communications, Inc. *	22,152
116	DISH Network Corp.	4,932
502	eBay, Inc. *	25,963
236	EchoStar Corp. *	9,230
1,477	eGain Communications Corp. *	14,209
290	Equinix, Inc. *	53,569
497	ExactTarget, Inc. *	16,759
350	EZchip Semiconductor Ltd. *	9,447
281	F5 Networks, Inc. *	19,333
773	Finisar Corp. *	13,102
46	Google, Inc. *	40,497
1,092	ICG Group, Inc. *	12,449
431	IPG Photonics Corp.	26,175
508	Liberty Interactive Corp. *	11,689
92	Liberty Media Corp. *	11,662
3,303	Lionbridge Technologies, Inc. *	9,579
478	News Corp. *	7,313
1,161	Perficient, Inc. *	15,488
198	Polycom, Inc. *	2,087
36	Priceline.com, Inc. *	29,777
941	RF Micro Devices, Inc. *	5,034
1,112	ShoreTel, Inc. *	4,481
229	SPS Commerce, Inc. *	12,595
2,584	Support.com, Inc. *	11,809
506	The Walt Disney Co.	31,954
357	Twenty-First Century Fox, Inc.	11,638
475	ValueClick, Inc. *	11,723
71	Viacom, Inc.	4,832
654	Vivendi S.A. (EUR)	12,394
319	Vodafone Group Plc (ADR)	9,168
		578,222
Number of Shares		Value
Consumer, Cyclical: 5.8%
3,050	Accuride Corp. *	$15,433
411	Brookfield Residential Properties, Inc. *	9,067
48	Burger King Worldwide, Inc.	936
1,289	Coach, Inc.	73,589
79	Conn’s, Inc. *	4,089
279	Delphi Automotive Plc	14,143
856	Diversified Restaurant Holdings, Inc. *	6,814
725	Dollar Tree, Inc. *	36,859
315	Dufry A.G. (CHF) * #	38,158
1,280	First Cash Financial Services, Inc. *	62,989
16,000	Galaxy Entertainment Group Ltd. (HKD) * #	77,412
400	Hanesbrands, Inc.	20,568
128	Harley-Davidson, Inc.	7,017
401	hhgregg, Inc. *	6,404
38	Icahn Enterprises LP	2,765
257	Interface, Inc.	4,361
289	Las Vegas Sands Corp.	15,297
463	La-Z-Boy, Inc.	9,385
582	Lennar Corp.	20,975
340	Pier 1 Imports, Inc.	7,987
71	Ralph Lauren Corp.	12,336
1,699	Scientific Games Corp. *	19,114
784	Skechers USA, Inc. *	18,824
442	Sonic Corp. *	6,436
227	Stage Stores, Inc.	5,335
315	Starbucks Corp.	20,629
233	The Childrens Place Retail Stores, Inc. *	12,768
664	Wabash National Corp. *	6,760
67	Watsco, Inc.	5,625
84	Winnebago Industries, Inc. *	1,763
97	Wynn Resorts Ltd.	12,416
		556,254

Consumer, Non-cyclical: 3.4%
127	Alliance Data Systems Corp. *	22,991
1,771	Amarin Corp. Plc (ADR) *	10,272
164	Beam, Inc.	10,350
919	BioScrip, Inc. *	15,164
8	Crimson Wine Group Ltd. *	68
668	Cynosure, Inc. *	17,355
1,205	Franklin Covey Co. *	16,219
823	Great Lakes Dredge & Dock Corp	6,436
1,764	Guided Therapeutics, Inc. *	1,207
1,017	Healthways, Inc. *	17,675
962	Korn/Ferry International *	18,028
1,000	MAKO Surgical Corp. *	12,050
743	Masimo Corp.	15,752
3,860	Merge Healthcare, Inc. *	13,896
1,705	Monster Worldwide, Inc. *	8,372
618	Novadaq Technologies, Inc. *	8,318
65	NuVasive, Inc. *	1,611
111	PAREXEL International Corp. *	5,099
172	PepsiCo, Inc.	14,068
145	Philip Morris International, Inc.	12,560
325	Quanta Services, Inc. *	8,600
606	Quidel Corp. *	15,471
861	Repligen Corp. *	7,095
3,364	RTI Biologics, Inc. *	12,649

See Notes to Financial Statements

9

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value
Consumer, Non-cyclical: (continued)
376	Spectranetics Corp. *	$7,024
3,858	Synergetics USA, Inc. *	15,201
708	TearLab Corp. *	7,519
631	Vascular Solutions, Inc. *	9,282
501	Volcano Corp. *	9,083
		319,415

Diversified: 0.1%
301	Leucadia National Corp.	7,892

Energy: 3.8%
25,116	Afren Plc (GBP) * #	49,511
318	Approach Resources, Inc. *	7,813
85	Atlas Energy LP	4,164
154	Berry Petroleum Co.	6,517
536	Bill Barrett Corp. *	10,838
716	Energy XXI Bermuda Ltd.	15,881
438	EPL Oil & Gas, Inc. *	12,860
222	Gulfport Energy Corp. *	10,450
32,000	Kunlun Energy Co. Ltd. (HKD) #	56,572
1,685	Midstates Petroleum Co., Inc. *	9,116
420	National Oilwell Varco, Inc.	28,938
137	Noble Energy, Inc.	8,225
914	Northern Oil and Gas, Inc. *	12,193
1,900	Pacific Rubiales Energy Corp.	33,591
1,080	Southwestern Energy Co. *	39,452
501	Synergy Resources Corp. *	3,667
114	Total S.A. (ADR)	5,552
30,125	Volga Gas Plc (GBP) * #	39,108
1,637	Willbros Group, Inc. *	10,051
		364,499

Financial: 4.7%
239	American Express Co.	17,868
364	American International Group, Inc. *	16,271
726	Assured Guaranty Ltd.	16,016
2,935	Blackstone Group LP	61,811
326	CME Group, Inc.	24,769
382	Dream Unlimited Corp. *	4,031
382	Dundee Corp. *	7,753
72	Ellie Mae, Inc. *	1,662
768	Evoq Properties, Inc. *	3,610
170,000	Franshion Properties China Ltd. (HKD) #	56,758
8,113	Kasikornbank PCL (NVDR) (THB) #	49,532
1,345	KKR & Co. LP	26,443
127	Oaktree Capital Group LLC	6,674
96	Onex Corp.	4,387
165	Outerwall, Inc. *	9,681
231	Partners Value Fund, Inc. *	4,693
1,085	Realogy Holdings Corp. *	52,123
1,032	TD Ameritrade Holding Corp.	25,067
965	The Charles Schwab Corp.	20,487
119	The Howard Hughes Corp. *	13,339
151	Visa, Inc.	27,595
		450,570

Industrial: 2.1%
5,891	Ainsworth Lumber Co. Ltd. (CAD) *	17,925
3	Aptargroup, Inc.	168
202	BE Aerospace, Inc. *	12,742
488	Briggs & Stratton Corp.	9,662
101	Colfax Corp. *	5,263
Number of Shares		Value
Industrial: (continued)
1,296	CPI Aerostructures, Inc. *	$14,062
1,704	CUI Global, Inc. *	9,457
82	Danaher Corp.	5,191
1,195	Electro Scientific Industries, Inc.	12,858
1,921	Flow International Corp. *	7,088
442	Greenbrier Cos, Inc. *	10,772
233	Ingersoll-Rand Plc	12,936
221	Lennox International, Inc.	14,263
731	Methode Electronics, Inc.	12,434
203	OSI Systems, Inc. *	13,077
512	Roadrunner Transportation Systems, Inc. *	14,254
182	Trimas Corp. *	6,785
443	Trimble Navigation Ltd. *	11,522
34	Vulcan Materials Co.	1,646
267	Waste Connections, Inc.	10,984
		203,089

Technology: 5.3%
1,189	Activision Blizzard, Inc.	16,955
103	Apple, Inc.	40,796
618	ATMI, Inc. *	14,616
3,200	Callidus Software, Inc. *	21,088
43	Cavium, Inc. *	1,521
1,228	CDC Corp. * #	1,704
499	Cognizant Technology Solutions Corp. *	31,242
1,220	Cypress Semiconductor Corp.	13,091
502	Entegris, Inc. *	4,714
1,456	FormFactor, Inc. *	9,828
2,641	inContact, Inc. *	21,709
196	Inphi Corp. *	2,156
2,571	Integrated Device Technology, Inc. *	20,414
1,035	LivePerson, Inc. *	9,268
1,603	Mercury Computer Systems, Inc. *	14,780
429	Microchip Technology, Inc.	15,980
784	Micron Technology, Inc. *	11,235
171	MKS Instruments, Inc.	4,538
618	Nova Measuring Instruments Ltd. *	5,593
420	NVIDIA Corp.	5,893
2	Power Integrations, Inc.	81
605	Proofpoint, Inc. *	14,659
880	QUALCOMM, Inc.	53,750
372	Rovi Corp. *	8,496
1,088	Rudolph Technologies, Inc. *	12,186
54	Samsung Electronics Co. Ltd. (KRW) #	63,116
748	Silicon Image, Inc. *	4,376
1,530	Skyworks Solutions, Inc. *	33,491
1,760	Streamline Health Solutions, Inc. *	11,563
23,336	Trident Microsystems, Inc. * #	1,138
1,423	TriQuint Semiconductor, Inc. *	9,861
417	Virtusa Corp. *	9,241
4,804	Vitesse Semiconductor Corp. *	12,635
124	Western Digital Corp.	7,699
		509,413
Total Common Stocks (Cost: $3,206,120) (a)		3,286,902

See Notes to Financial Statements

10

Number of Shares		Value
REAL ESTATE INVESTMENT TRUSTS: 0.6%

Financial: 0.6%
190	American Tower Corp.	$13,902
2,652	NorthStar Realty Finance Corp.	24,133
979	Summit Hotel Properties, Inc.	9,252
191	Weyerhaeuser Co. (Preferred Security) 6.38%,07/01/16	9,743

Total Real Estate Investment Trusts (Cost: $52,457) (a)		57,030

Principal Amount
ASSET-BACKED SECURITIES: 0.1% (Cost: $4,982)
$ 6,779	Countrywide Asset-Backed Certificates 5.81%,01/25/17 (c) #	6,567

CORPORATE BONDS: 11.7%

Communications: 1.9%
	Affinion Group, Inc.
7,000	11.50%,08/12/13 (c)	5,425
	Alaska Communications Systems Group, Inc.
16,000	6.25%,05/01/18 144A	12,739
	Clear Channel Communications, Inc.
10,000	5.50%,12/15/16 (c)	7,750
20,000	11.00%,08/12/13 (c)	17,750
	FiberTower Corp.
63,343	9.00%,01/01/16 (c) # ♦	6,176
	Maxcom Telecomunicaciones S.A.B. de C.V.
75,000	11.00%,08/12/13 (c) ♦	44,363
	Singapore Telecommunications Ltd.
18,000	7.38%,12/01/31 (c) Reg S	23,916
	Trilogy International Partners LLC /Trilogy International Finance Inc
60,000	10.25%,08/15/13 (c) 144A	57,900
	WebMD Health Corp.
5,000	2.50%,01/31/18	4,650
		180,669

Consumer, Cyclical: 2.1%
	Chukchansi Economic Development Authority
6,958	9.75%,05/30/16 (c) Reg S ♦	3,444
72,566	9.75%,05/30/16 (c) 144A ♦	35,920
	Claire’s Stores, Inc.
8,000	8.88%,03/15/15 (c)	8,440
	Continental Airlines 1997-4 Class A Pass Through Trust
17,972	6.90%,01/02/18 (c) #	18,871
	Inn of the Mountain Gods Resort & Casino
30,050	1.25%,08/12/13 (c) 144A	27,947
	JC Penney Corp., Inc.
9,000	6.88%,10/15/15	9,023
9,000	7.95%,04/01/17	8,708
	Kellwood Co.
11,275	12.88%,12/31/14	11,078
	Neebo, Inc.
16,000	15.00%,08/12/13 (c) 144A	16,240
Principal Amount		Value
Consumer, Cyclical: (continued)
$ 1,600	15.00%,08/12/13 (c)	$1,624
	New Albertsons, Inc.
7,000	7.45%,08/01/29 (c)	5,530
13,000	7.75%,06/15/26	10,319
	Shingle Springs Tribal Gaming Authority
18,000	9.38%,08/12/13 (c) 144A	17,865
9,000	9.38%,08/21/13 (c) Reg S	8,933
	The Bon-Ton Department Stores, Inc.
18,000	10.63%,08/12/13 (c)	18,090
	The River Rock Entertainment Authority
432	9.75%,11/01/11 * ♦	356
		202,388

Consumer, Non-cyclical: 1.1%
	Fresenius Medical Care US Finance, Inc.
50,000	6.50%,09/15/18 (c) 144A	54,625
	Kinetic Concepts, Inc.
13,000	12.50%,11/01/15 (c)	13,520
	Teva Pharmaceutical Finance Co. B.V.
21,000	2.40%,11/10/16 (c)	21,637
	Teva Pharmaceutical Finance IV LLC
20,000	2.25%,03/18/20 (c)	19,161
		108,943

Energy: 2.3%
	Drill Rigs Holdings, Inc.
16,000	6.50%,10/01/15 (c) 144A	16,040
	Enercoal Resources Pte Ltd.
100,000	9.25%,08/05/14 (p)	74,500
	EPL Oil & Gas, Inc.
14,000	8.25%,02/15/15 (c)	14,490
	Green Field Energy Services, Inc.
2,000	13.25%,11/15/14 (c) § 144A	2,090
	Pengrowth Energy Corp.
CAD 5,000	6.25%,03/31/17	4,826
	Petrobras International Finance Co.
$25,000	2.88%,02/06/15 (c)	25,288
	SunCoke Energy, Inc.
7,000	7.63%,08/01/14 (c)	7,298
	Tristan Oil Ltd.
150,000	23.78%,08/09/13 (c) ^ Reg S ♦ *	78,750
		223,282

Financial: 1.9%
	Banco Cruzeiro do Sul S.A.
150,000	8.50%,02/20/15 Reg S ♦ *	47,250
	Bancolombia S.A.
40,000	5.13%,09/11/22	38,300
	Emigrant Bancorp, Inc.
19,000	6.25%,06/15/14 144A	18,763
	Jefferies Group, Inc.
9,000	3.88%,11/01/17 (c) (p)	9,624
	MF Global Holdings Ltd.
15,000	6.25%,08/08/16 (c) ♦ *	7,331
	Nuveen Investments, Inc.
12,000	5.50%,09/15/15 (c)	11,760
	Standard Bank Plc
50,000	12.9%,01/27/14 ^ 144A	46,428
		179,456

See Notes to Financial Statements

11

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount		Value
Industrial: 2.0%
	Grupo Senda Autotransporte S.A. de C.V.
$ 55,000	10.50%,08/09/13 (c) Reg S	$57,062
	Inversiones Alsacia S.A.
130,862	8.00%,02/18/15 (c) Reg S	111,887
	Tervita Corp.
18,000	9.75%,11/01/15 (c) Reg S	16,830
		185,779

Utilities: 0.4%
	Empresa Distribuidora Y Comercializadora Norte
75,000	9.75%,10/25/18 (c) Reg S	37,313

Total Corporate Bonds (Cost: $1,168,594) (a)		1,117,830

FOREIGN GOVERNMENT OBLIGATIONS: 0.7%
	African Development Bank
GHS 50,000	14.00%,08/25/15	22,382
	Argentine Republic Government International Bond
ARS 374,000	12/15/35	5,498
	Provincia de Buenos Aires, Argentina
$100,000	4.00%,05/15/35 Reg S	40,000

Total Foreign Government Obligations (Cost: $68,466)		67,880

STRUCTURED NOTES: 5.4%

Financial: 5.4%
	Deutsche Bank A.G. London Branch, Alpha Overlay Securities
20,000	07/03/13 § (b)	20,932
500,000	06/23/16 § (b)	495,150

Total Structured Notes (Cost: $520,000)		516,082

Number of Shares
CLOSED-END FUNDS: 2.0%
2,937	American Select Portfolio	29,957
1,513	Federated Enhanced Treasury Income Fund	19,684
270	First Trust Strategic High Income Fund II	4,253
530	Helios High Income Fund, Inc.	4,320
740	Helios Multi-Sector High Income Fund, Inc.	4,233
620	JZ Capital Partners Ltd. (GBP)	4,503
260	Montgomery Street Income Securities, Inc.	4,202
1,267	Morgan Stanley Income Securities, Inc.	21,577
450	Nuveen Credit Strategies Income Fund	4,496
4,400	Nuveen Diversified Currency Opportunities Fund	49,324
580	PIMCO Dynamic Credit Income Fund	13,288
450	PIMCO Dynamic Income Fund	13,163
80	PIMCO Income Opportunity Fund	2,288
70	PIMCO Income Strategy Fund II	736
708	Western Asset High Income Opportunity Fund, Inc.	4,208
Number of Shares		Value
CLOSED-END FUNDS: (continued)
310	Western Asset Mortgage Defined Opportunity Fund, Inc.	$7,167

Total Closed-End Funds (Cost: $190,947) (a)		187,399

EXCHANGE TRADED FUNDS: 0.3%
76	iShares Silver Trust *	1,442
275	SPDR Gold Trust *	32,766

Total Exchange Traded Funds (Cost: $43,776) (a)		34,208

OPEN-END FUNDS: 15.6%
75,577	AQR Managed Futures Strategy Fund	758,791
14,656	Marketfield Fund	249,740
31,114	TFS Market Neutral Fund *	482,578

Total Open-End Funds (Cost: $1,407,044)		1,491,109

OPTIONS PURCHASED: 0.0%
2,200	Alaska Communications Systems Group, Inc. Call ($3, expiring 10/19/13)	220
2,300	Amarin Corp. Plc Call ($16, expiring 09/21/13)	276
100	Equinix, Inc. Call ($200, expiring 09/21/13)	690
300	iShares Russell 2000 ETF Call ($97, expiring 07/20/13)	420
1,000	SPDR S&P 500 ETF Trust Put ($161, expiring 07/20/13)	2,660
3,200	Windstream Corp. Call ($9, expiring 08/17/13)	224

Total Options Purchased (Cost: $4,771)		4,490

MONEY MARKET FUND: 33.7% (Cost: $3,217,577)
3,217,577	AIM Treasury Portfolio - Institutional Class	3,217,577

Total Investments: 104.5% (Cost: $9,884,734)		9,987,074
Liabilities in excess of other assets: (4.5)%		(434,476)
NET ASSETS: 100.0%		$9,552,598

SECURITIES SOLD SHORT: (20.6)%

COMMON STOCKS: (9.4)%

Basic Materials: (0.2)%
(62)	Ecolab, Inc.	(5,282)
(137)	HB Fuller Co.	(5,180)
(231)	PolyOne Corp.	(5,724)
		(16,186)

Communications: (0.8)%
(24)	Amazon.com, Inc. *	(6,665)
(812)	Corning, Inc.	(11,555)
(50)	Factset Research Systems, Inc.	(5,097)
(191)	Gannett Co., Inc.	(4,672)
(20)	Netflix, Inc. *	(4,222)
(345)	Nielsen Holdings N.V.	(11,589)
(2,504)	Nokia OYJ (ADR) *	(9,365)

See Notes to Financial Statements

12

Number of Shares		Value
Communications: (continued)
(141)	Splunk, Inc. *	$(6,537)
(367)	Starz - Liberty Capital *	(8,111)
(117)	Viasat, Inc. *	(8,361)
		(76,174)

Consumer, Cyclical: (1.7)%
(70)	Autoliv, Inc.	(5,417)
(554)	Best Buy Co., Inc.	(15,141)
(40)	Buffalo Wild Wings, Inc. *	(3,926)
(625)	Burger King Worldwide, Inc.	(12,194)
(113)	Cabela’s, Inc. *	(7,318)
(193)	Darden Restaurants, Inc.	(9,743)
(214)	Genesco, Inc. *	(14,336)
(100)	GNC Holdings, Inc.	(4,421)
(212)	Guess?, Inc.	(6,578)
(282)	hhgregg, Inc. *	(4,504)
(138)	Macy’s, Inc.	(6,624)
(246)	Mobile Mini, Inc. *	(8,155)
(392)	National CineMedia, Inc.	(6,621)
(693)	Newell Rubbermaid, Inc.	(18,191)
(643)	Sony Corp. (ADR)	(13,625)
(599)	Staples, Inc.	(9,500)
(1,018)	The Wendy’s Co.	(5,935)
(40)	Tractor Supply Co.	(4,704)
		(156,933)

Consumer, Non-cyclical: (1.5)%
(201)	Alere, Inc. *	(4,925)
(556)	DeVry, Inc.	(17,247)
(221)	Fairway Group Holdings Corp. *	(5,342)
(558)	Green Dot Corp. *	(11,132)
(110)	Green Mountain Coffee Roasters, Inc. *	(8,257)
(350)	Iron Mountain, Inc.	(9,314)
(203)	Lancaster Colony Corp.	(15,832)
(123)	Neogen Corp. *	(6,834)
(154)	PAREXEL International Corp. *	(7,075)
(289)	Rollins, Inc.	(7,485)
(171)	Safeway, Inc.	(4,046)
(91)	Strayer Education, Inc.	(4,444)
(183)	The ADT Corp.	(7,293)
(268)	The Brink’s Co.	(6,837)
(95)	The Hain Celestial Group, Inc. *	(6,172)
(232)	The Kroger Co.	(8,013)
(475)	The Western Union Co.	(8,127)
(170)	Weight Watchers International, Inc.	(7,820)
		(146,195)

Energy: (0.1)%
(100)	Cabot Oil & Gas Corp.	(7,102)
(346)	Trican Well Service Ltd.	(4,615)
		(11,717)

Financial: (0.1)%
(281)	Legg Mason, Inc.	(8,714)
(190)	The Progressive Corp.	(4,830)
		(13,544)

Industrial: (2.3)%
(114)	Actuant Corp.	(3,759)
(301)	Advanced Energy Industries, Inc. *	(5,240)
(241)	Apogee Enterprises, Inc.	(5,784)
(162)	Applied Industrial Technologies, Inc.	(7,829)
Number of Shares		Value
Industrial: (continued)
(3)	Aptargroup, Inc.	$(168)
(299)	Boise Cascade Co. *	(7,598)
(166)	Chicago Bridge & Iron Co. N.V.	(9,904)
(524)	FARO Technologies, Inc. *	(17,722)
(1,043)	Flextronics International Ltd. *	(8,073)
(263)	Garmin Ltd.	(9,510)
(80)	General Dynamics Corp.	(6,266)
(238)	Hub Group, Inc. *	(8,668)
(72)	Huntington Ingalls Industries, Inc.	(4,067)
(291)	IDEX Corp.	(15,659)
(507)	Itron, Inc. *	(21,512)
(205)	Jabil Circuit, Inc.	(4,178)
(74)	Jacobs Engineering Group, Inc. *	(4,080)
(45)	Kansas City Southern	(4,768)
(141)	Lincoln Electric Holdings, Inc.	(8,075)
(63)	Lockheed Martin Corp.	(6,833)
(770)	National Instruments Corp.	(21,514)
(94)	Northrop Grumman Corp.	(7,783)
(112)	Snap-on, Inc.	(10,011)
(74)	Trex Co., Inc. *	(3,514)
(220)	Trimble Navigation Ltd. *	(5,722)
(252)	Werner Enterprises, Inc.	(6,091)
		(214,328)

Technology: (2.1)%
(899)	Activision Blizzard, Inc.	(12,820)
(90)	Akamai Technologies, Inc. *	(3,821)
(80)	ANSYS, Inc. *	(5,848)
(96)	Bottomline Technologies, Inc. *	(2,428)
(245)	Cabot Microelectronics Corp. *	(8,087)
(83)	Cerner Corp. *	(7,975)
(644)	Electronic Arts, Inc. *	(14,793)
(207)	First Solar, Inc. *	(9,259)
(584)	Hewlett-Packard Co.	(14,483)
(321)	Hittite Microwave Corp. *	(18,618)
(148)	Infosys Ltd. (ADR)	(6,096)
(369)	Intel Corp.	(8,937)
(137)	Jack Henry & Associates, Inc.	(6,457)
(256)	Lexmark International, Inc.	(7,826)
(140)	Linear Technology Corp.	(5,158)
(86)	Manhattan Associates, Inc. *	(6,636)
(100)	MICROS Systems, Inc. *	(4,315)
(392)	Microsoft Corp.	(13,536)
(106)	NetApp, Inc.	(4,005)
(282)	Pitney Bowes, Inc.	(4,140)
(372)	Research In Motion Ltd. *	(3,895)
(54)	SAP A.G. (ADR)	(3,933)
(171)	ServiceNow, Inc. *	(6,907)
(521)	Silicon Image, Inc. *	(3,048)
(236)	Synaptics, Inc. *	(9,100)
(70)	Ultimate Software Group, Inc. *	(8,210)
(56)	Vmware, Inc. *	(3,751)
		(204,082)

Utilities: (0.6)%
(27,000)	Centrais Eletricas Brasileiras S.A. (ADR)	(57,240)

Total Common Stocks (Proceeds: $(853,513))		(896,399)

See Notes to Financial Statements

13

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value
REAL ESTATE INVESTMENT TRUSTS: (0.2)%

Financial: (0.2)%
(57)	Coresite Realty Corp.	$(1,813)
(23)	Digital Realty Trust, Inc.	(1,403)
(1,169)	Hersha Hospitality Trust	(6,593)
(221)	Weyerhaeuser Co.	(6,296)

Total Real Estate Investment Trusts (Proceeds: $(16,507))		(16,105)

Principal Amount
CORPORATE BONDS: (2.2)%

Basic Materials: (1.5)%
	AngloGold Ashanti Holdings Plc
$(100,000)	5.38%,04/15/20	(93,620)
	Vale Overseas Ltd.
(50,000)	4.38%,01/11/22	(47,742)
		(141,362)

Financial: (0.7)%
	BBVA Banco Continental S.A.
(75,000)	5.00%,08/26/22 Reg S	(73,313)

Total Corporate Bonds (Proceeds: $(226,015))		(214,675)

Number of Shares
EXCHANGE TRADED FUNDS: (8.8)%
(1,560)	CurrencyShares Japanese Yen Trust *	(153,863)
(4,305)	Direxion Daily Emerging Markets Bull 3X Shares	(100,694)
(85)	Direxion Daily Small Cap Bull 3X Shares *	(3,995)
(93)	Energy Select Sector SPDR Fund	(7,287)
(39)	Industrial Select Sector SPDR Fund	(1,660)
(736)	iShares Barclays 20+ Year Treasury Bond Fund	(81,284)
(37)	iShares PHLX Semiconductor ETF	(2,350)
(300)	iShares Russell 2000 ETF	(29,148)
(221)	iShares Russell 2000 Growth ETF	(24,644)
(125)	iShares Russell 2000 Value ETF	(10,738)
(302)	iShares Silver Trust *	(5,729)
(10,660)	Market Vectors Gold Miners ETF ‡	(260,211)
Number of Shares		Value
EXCHANGE TRADED FUNDS: (continued)
(771)	Market Vectors Semiconductor ETF ‡	$(29,059)
(117)	SPDR S&P Homebuilders ETF	(3,442)
(963)	Technology Select Sector SPDR Fund	(29,458)
(5,000)	WisdomTree Emerging Currency Fund *	(100,250)

Total Exchange Traded Funds (Proceeds: $(987,258))		(843,812)

Total Securities Sold Short (Proceeds: $(2,083,293))		$(1,970,991)

WRITTEN OPTIONS: (0.1)%
(600)	Amarin Corp. Plc Put ($7, expiring 09/21/13)	$(963)
(900)	AOL, Inc. Put ($38, expiring 07/20/13)	(1,530)
(700)	AOL, Inc. Call ($43, expiring 07/20/13)	(53)
(100)	Apollo Global Management LLC Put ($20, expiring 09/21/13)	(63)
(200)	Ashland, Inc. Put ($85, expiring 07/20/13)	(540)
(100)	Ashland, Inc. Put ($80, expiring 07/20/13)	(80)
(100)	Blackstone Group LP Call ($20, expiring 01/18/14)	(251)
(300)	Digital Generation, Inc. Call ($8, expiring 08/17/13)	(165)
(100)	Equinix, Inc. Put ($160, expiring 09/21/13)	(400)
(400)	JC Penney Co., Inc. Put ($13, expiring 01/18/14)	(1,012)
(200)	Live Nation Entertainment, Inc. Put ($10, expiring 01/18/14)	(60)
(500)	SPDR S&P 500 ETF Trust Put ($151, expiring 08/17/13)	(630)
(500)	SPDR S&P 500 ETF Trust Put ($155, expiring 08/17/13)	(1,015)
(500)	SPDR S&P 500 ETF Trust Put ($159, expiring 07/20/13)	(940)
(1,000)	SPDR S&P 500 ETF Trust Put ($155, expiring 07/20/13)	(890)
(500)	SPDR S&P 500 ETF Trust Put ($156, expiring 07/20/13)	(535)

Total Written Options (Premiums received: $(10,125))		$(9,127)

ADR	— American Depositary Receipt
ARS	— Argentine Peso
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
GHS	— Ghanaian Cedis
HKD	— Hong Kong Dollar
KRW	— Korean Won
NVDR	— Non-Voting Depositary Receipt
THB	— Thai Baht

See Notes to Financial Statements

14

(a)	All or a portion of these securities are segregated for securities sold short and written options. Total value of the securities segregated, including cash on deposit with broker, is $4,921,834.
(b)	Issued with zero coupon at par. The security is linked to the performance of the Deutsche Bank ProVol Hedge Index, the Deutsche Bank Equity Mean Reversion Alpha Index, the Deutsche Bank Equity Mean Reversion Alpha Index Emerging Markets and the Deutsche Bank Fed Funds Effective Rate Total Return Index.
(c)	Callable Security – the redemption date shown is when the security may be redeemed by the issuer
(p)	Puttable Security – the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond – the rate shown is the effective yield at purchase date
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $464,623 which represents 4.9% of net assets.
§	Illiquid Security – the aggregate value of illiquid securities is $518,172 which represents 5.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $306,557, or 3.2% of net assets.
♦	Security in default

As of June 30, 2013, the Fund had an outstanding swap contract with the following terms:

Credit default swap contract on credit index — Buy Protection:

Counterparty	Referenced Obligation	Notional Amount	Termination Date	Payments Made By The Fund	Value	Upfront Payments Paid	Unrealized Appreciation
	Markit iTraxx Corp
Credit Suisse	CEEMEA Index	$100,000	06/20/18	1.00%	$7,578	$(5,855)	$1,723

As of June 30, 2013, the Fund held the following open forward foreign currency contracts:

Counterparty	Contracts to deliver	In Exchange For	Settlement Date	Unrealized Appreciation
State Street Bank and Trust Company	COP 96,300,000	USD 50,000	12/6/2013	$647

COP	— Colombian Peso
USD	— United States Dollar

Restricted securities held by the Fund as of June 30, 2013 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Green Field Energy Services, Inc.	10/02/2012	2,000	$2,329	$2,090	0.0%

A summary of the Fund’s transactions in securities of affiliates for the period ended June 30, 2013 is set forth below:

Affiliates	Value as of December 31, 2012	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of June 30, 2013
Market Vectors Emerging Markets High Yield Bond ETF	$111,656	$—	$112,435	$3,326	$551	$—
Market Vectors Emerging Markets Local Currency Bond ETF	146,583	—	146,684	11,576	738	—
Market Vectors Gold Miners ETF(1)	(141,953)	—	201,766	—	—	(260,211)
Market Vectors International High Yield Bond ETF	115,333	—	117,491	6,209	557	—
Market Vectors Junior Gold Miners ETF	(1,643)	1,055	—	930	—	—
Market Vectors Oil Services ETF	(2,708)	3,016	191	(308)	—	—
Market Vectors Semiconductor ETF(1)	(4,544)	29,991	51,445	(2,355)	—	(29,059)
	$222,724	$34,062	$630,012	$19,378	$1,846	$(289,270)

(1) Represents short position at June 30, 2013.

See Notes to Financial Statements

15

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

Long positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Basic Materials	$297,548	$—	$—	$297,548
Communications	578,222	—	—	578,222
Consumer, Cyclical	440,684	115,570	—	556,254
Consumer, Non-cyclical	319,415	—	—	319,415
Diversified	7,892	—	—	7,892
Energy	219,308	145,191	—	364,499
Financial	344,280	106,290	—	450,570
Industrial	203,089	—	—	203,089
Technology	443,455	63,116	2,842	509,413
Real Estate Investment Trusts*	57,030	—	—	57,030
Asset-Backed Securities	—	6,567	—	6,567
Corporate Bonds
Communications	—	174,493	6,176	180,669
Consumer, Cyclical	—	202,388	—	202,388
Consumer, Non-cyclical	—	108,943	—	108,943
Energy	—	223,282	—	223,282
Financial	—	179,456	—	179,456
Industrial	—	185,779	—	185,779
Utilities	—	37,313	—	37,313
Foreign Government Obligations*	—	67,880	—	67,880
Structured Notes*	—	516,082	—	516,082
Closed-End Funds	187,399	—	—	187,399
Exchange Traded Funds	34,208	—	—	34,208
Open-End Funds	1,491,109	—	—	1,491,109
Options Purchased	4,490	—	—	4,490
Money Market Fund	3,217,577	—	—	3,217,577
Total	$7,845,706	$2,132,350	$9,018	$9,987,074

Short positions	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$(896,399)	$—	$—	$(896,399)
Real Estate Investment Trusts*	(16,105)	—	—	(16,105)
Corporate Bonds*	—	(214,675)	—	(214,675)
Exchange Traded Funds	(843,812)	—	—	(843,812)
Total	$(1,756,316)	$(214,675)	$—	$(1,970,991)

Other Financial Instruments
Swap Contract	$—	$7,578	$—	$7,578
Forward Foreign Currency Contracts	—	647	—	647
Written Options	(9,127)	—	—	(9,127)
Total	$(9,127)	$8,225	$—	$(902)

* See Schedule of Investments for security type and industry sector breakouts.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period June 30, 2013:

	Common Stocks	Corporate Bonds
	Long position	Long position
	Technology	Communications
Balance as of December 31, 2012	$3,789	$—
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(947)	—
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	6,176
Balance as of June 30, 2013	$2,842	$6,176

During the period ended June 30, 2013, transfers of securities from Level 2 to Level 3 were $6,176. These transfers from Level 2 to Level 3 resulted primarily from limited trading activity.

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013 (unaudited)

Assets:
Investments, at value (cost $9,884,734)	$9,987,074
Credit default swap contracts, at value (premiums paid $6,709)	7,578
Unrealized appreciation on forward foreign currency contracts	647
Cash	10,126
Deposits with broker for securities sold short and written options	1,880,078
Cash denominated in foreign currency, at value (cost $659)	678
Receivables:
Investments sold	88,002
Dividends and interest	38,500
Prepaid expenses	82
Total assets	$12,012,765

Liabilities:
Securities sold short:
Unaffiliated issuers (proceeds $1,692,559)	1,681,721
Affiliated issuers (proceeds $390,734)	289,270
Written options, at value (premiums received $10,125)	9,127
Payables:
Dividends on securities sold short	1,396
Investments purchased	284,431
Shares of beneficial interest redeemed	87,139
Due to Adviser	8,658
Deferred Trustee fees	1,737
Accrued expenses	96,688
Total liabilities	2,460,167
NET ASSETS	$9,552,598

Initial Class Shares:
Net Assets	$9,528,257
Shares of beneficial interest outstanding	984,087
Net asset value, redemption and offering price per share	$9.68

Class S Shares:
Net Assets	$24,341
Shares of beneficial interest outstanding	2,521
Net asset value, redemption and offering price per share	$9.66

Net Assets consist of:
Aggregate paid in capital	$9,560,187
Net unrealized appreciation	207,687
Accumulated net investment loss	(184,249)
Accumulated net realized loss	(31,027)
$9,552,598

See Notes to Financial Statements

17

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2013 (unaudited)

Income:
Dividends – unaffiliated issuers (net of foreign taxes withheld of $565)		$27,042
Dividends – affiliated issuers		1,846
Interest		40,832
Total income		69,720

Expenses:
Management fees	$ 87,614
Dividends on securities sold short	11,709
Interest on securities sold short	666
Distribution fees – Class S Shares	31
Transfer agent fees – Initial Class	10,117
Transfer agent fees – Class S Shares	7,106
Custodian fees	63,191
Professional fees	16,631
Reports to shareholders	22,724
Insurance	142
Trustees’ fees and expenses	735
Interest	29
Other	590
Total expenses	221,285
Waiver of management fees	(87,614)
Expenses assumed by the Adviser	(23,621)
Net expenses		110,050
Net investment loss		(40,330)

Net realized gain (loss) on:
Investments – unaffiliated issuers (net of foreign taxes of $876)		91,391
Investments – affiliated issuers		21,111
Securities sold short – unaffiliated issuers		(21,455)
Securities sold short – affiliated issuers		(1,733)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		(8,482)
Swap contracts		(981)
Options purchased		(19,090)
Written options		14,509
Net realized gain		75,270

Net change in unrealized appreciation (depreciation) on:
Investments, options purchased and written options (net of foreign taxes of $709)		(235,823)
Securities sold short – unaffiliated issuers		63,104
Securities sold short – affiliated issuers		(19,228)
Swap contracts		2,185
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities		2,487
Net change in unrealized appreciation (depreciation)		(187,275)
Net Decrease in Net Assets Resulting from Operations		$(152,335)

See Notes to Financial Statements

18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2013	Year Ended December 31, 2012
	(unaudited)
Operations:
Net investment loss	$(40,330)	$(133,599)
Net realized gain	75,270	57,921
Net change in unrealized appreciation (depreciation)	(187,275)	180,962
Net increase (decrease) in net assets resulting from operations	(152,335)	105,284

Distributions to shareholders from:
Net realized gains
Initial Class Shares	(52,025)	—
Class S Shares	(143)	—
Total distributions	(52,168)	—

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	1,962,553	2,344,688
Class S Shares†	—	25,025
	1,962,553	2,369,713
Reinvestment of distributions
Initial Class Shares	52,025	—
Class S Shares†	143	—
	52,168	—
Cost of shares redeemed
Initial Class Shares	(1,252,580)	(2,459,025)
Class S Shares†	(10)	—
	(1,252,590)	(2,459,025)
Net increase (decrease) in net assets resulting from share transactions	762,131	(89,312)
Total increase in net assets	557,628	15,972

Net Assets:
Beginning of period	8,994,970	8,978,998
End of period (including accumulated net investment loss of ($184,249) and ($143,919), respectively)	$9,552,598	$8,994,970

* Shares of beneficial interest issued, reinvested and redeemed
(unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	199,237	235,640
Shares reinvested	5,250	—
Shares redeemed	(127,043)	(249,181)
Net increase (decrease)	77,444	(13,541)

Class S Shares†:
Shares sold	—	2,508
Shares reinvested	15	—
Shares redeemed	(1)	—
Net increase	14	2,508

† Inception date of Class S Shares was April 30, 2012

See Notes to Financial Statements

19

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares
	For the Six Months Ended June 30,		Year Ended December 31,
	2013		2012	2011	2010	2009	2008
	(unaudited)
Net asset value, beginning of period	$9.89		$9.76	$10.13	$9.64	$9.01	$10.73
Income from investment operations:
Net investment loss	(0.03)		(0.15)	(0.15)	(0.10)	(0.01)	— (b)
Net realized and unrealized gain (loss) on investments	(0.12)		0.28	(0.07)	0.59	1.19	(1.39)
Total from investment operations	(0.15)		0.13	(0.22)	0.49	1.18	(1.39)
Less dividends and distributions from:
Net investment income	—		—	(0.09)	—	(0.02)	(0.01)
Net realized gains	(0.06)		—	(0.06)	—	(0.53)	(0.32)
Total dividends and distributions	(0.06)		—	(0.15)	—	(0.55)	(0.33)
Net asset value, end of period	$9.68		$9.89	$9.76	$10.13	$9.64	$9.01
Total return (a)	(1.56	)%(d)	1.33%	(2.27)%	5.08%	13.75%	(13.26)%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$9,528		$8,969	$ 8,979	$7,642	$7,631	$6,179
Ratio of gross expenses to average net assets (c)	4.57	%(e)	5.15%	3.98%	4.54%	4.64%	4.73%
Ratio of net expenses to average net assets (c)	2.34	%(e)	2.78%	2.38%	2.46%	2.56%	3.24%
Ratio of net expenses, excluding interest and dividends on securities sold short and interest expense, to average net assets (c)	2.07	%(e)	2.15%	2.14%	2.15%	2.09%	2.14%
Ratio of net investment income (loss) to average net assets (c)	(0.85	)%(e)	(1.47)%	(1.84)%	(1.04)%	(0.14)%	0.02%
Portfolio turnover rate	155	%(d)	240%	247%	334%	220%	240%
	Class S Shares
	For the Six Months Ended June 30, 2013		For the Period April 30, 2012 (f) through December 31, 2012
	(unaudited)
Net asset value, beginning of period	$9.88		$9.98
Income from investment operations:
Net investment loss	(0.05)		(0.09)
Net realized and unrealized loss on investments	(0.11)		(0.01)
Total from investment operations	(0.16)		(0.10)
Less distributions from:
Net realized gains	(0.06)		—
Net asset value, end of period	$9.66		$9.88
Total return (a)	(1.66	)%(d)	(1.00	)%(d)

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$24		$25
Ratio of gross expenses to average net assets (c)	62.41	%(e)	5.61	%(e)
Ratio of net expenses to average net assets (c)	2.59	%(e)	3.01	%(e)
Ratio of net expenses, excluding interest and dividends on securities sold short and interest expense, to average net assets (c)	2.33	%(e)	2.40	%(e)
Ratio of net investment income to average net assets (c)	(1.09	)%(e)	(1.37	)%(e)
Portfolio turnover rate	155	%(d)	240	%(d)(g)

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.
(d)	Not annualized
(e)	Annualized
(f)	Commencement of operations
(g)	Portfolio turnover is calculated at the fund level and represents a twelve month period.

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

June 30, 2013 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) is a non-diversified series of the Trust and seeks to achieve consistent absolute (positive) returns in various market cycles. The Fund offers two classes of shares: Initial Class Shares and Class S Shares. The two classes are identical except Class S Shares are subject to a distribution fee.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Bonds and notes are fair valued using a pricing service which utilizes models that incorporate observable data such as sales of similar securities, broker quotes, yields, bids, offers and reference data and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Futures are valued using the closing price reported at the close of the respective exchange and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are classified as Level 2 in the fair value hierarchy. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from broker dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted prices in active markets for identical securities.
21

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 2 —	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. Securities sold short at June 30, 2013 are reflected in the Schedule of Investments.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

F.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

G.	Structured Notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations. Structured notes held at June 30, 2013 are reflected in the Schedule of Investments.

H.	Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the
22

investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

At June 30, 2013, the Fund had the following derivatives (not designated as hedging instruments under GAAP):

	Assets derivatives		Liability derivatives
	Credit risk	Foreign currency risk	Equity risk
Written options[1]	$—	$—	$9,127
Credit default swap contracts, at value[2]	7,578	—	—
Forward foreign currency contracts[3]	—	647	—

1Statement of Assets and Liabilities location: Written options, at value

2Statement of Assets and Liabilities location: Credit default swap contracts, at value

3Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency contracts

The impact of transactions in derivative instruments, during the period ended June 30, 2013, were as follows:

	Credit risk	Equity risk	Foreign currency risk
Realized gain(loss):
Written options[1]	$—	$14,509	$—
Swap contracts[2]	(981)	—	—
Forward foreign currency contracts[3]	—	—	(6,459)
Net change in appreciation (depreciation):
Written options[4]	—	767	—
Swap contracts[5]	2,185	—	—
Forward foreign currency contracts[6]	—	—	647

1Statement of Operations location: Net realized gain on written options

2Statement of Operations location: Net realized loss on swap contracts

3Statement of Operations location: Net realized loss on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

4Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, options purchased and written options

5Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

6Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

Credit Default Swaps—The Fund may enter into credit default swaps, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may enter into a credit default swap contract for investment purposes, to manage its credit risk and to provide protection against default of the issuers. During the period ended June 30, 2013, the average monthly notional amount of the credit default swap contract was $100,000. The credit default swap contract held at June 30, 2013 is reflected in the Schedule of Investments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. During the period ended June 30, 2013, the average monthly value of the forward foreign currency contracts was $2,074. Forward foreign currency contracts held at June 30, 2013 are reflected in the Schedule of Investments.

Futures Contracts—The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts. The Fund may engage in these transactions to seek performance that corresponds to the index and in managing cash flows. A futures contract is an agreement between two parties to buy or sell a specified

23

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

instrument at a set price on a future date. Realized gains and losses from futures contracts, if any, are reported separately. For the period ended June 30, 2013, the Fund held no futures contracts.

Option Contracts—The Fund are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing its investment objectives. The Fund may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options gives the Fund the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Fund may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Fund may also write call or put options in order to gain exposure or to protect against changes in the markets or in an attempt to enhance income or gains. As a writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Fund must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Fund may write covered puts and calls. A covered call option is an option in which the Fund owns the instrument underlying the call. A covered call sold exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Fund during the term of the option to a decline in price of the underlying instrument. The Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its put option positions. The Fund may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies. Transactions in put and call options written during the period ended June 30, 2013 were as follows:

	Number of
	Contracts	Premiums
Options outstanding at December 31, 2012	(21)	$(1,355)
Options written	(385)	(40,195)
Options exercised	79	5,677
Options expired	147	8,235
Options closed	113	17,513
Options outstanding at June 30, 2013	(67)	$(10,125)

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held at June 30, 2013 is presented in the Schedule of Investments.

The following table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities or are subject to an agreement similar to master netting agreement, as well as financial collateral received or pledged (including cash collateral) as of June 30, 2013. Collateral, if any, is disclosed up to an amount of 100% of the net amount of unrealized gain/loss for the respective financial instruments.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Collateral Received	Net Amount
Forward foreign currency contracts	$647	$—	$647	$—	$647
Credit default swap contracts, at value	7,578	—	7,578	—	7,578
Total	$8,225	$—	$8,225	$—	$8,225

J.	Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that
24

are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease net unrealized appreciation (depreciation) on investments.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. Effective May 1, 2013, the Adviser receives a management fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a sub-adviser, and that are invested in underlying funds (exchange traded funds, open and closed end mutual funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund. Prior to May 1, 2013, the Adviser received a management fee based on an annual rate of 2.50% of the Fund’s average daily net assets. During that period, the Adviser had agreed to waive its management fee with respect to any portion of the Fund’s assets invested directly by the Adviser in an underlying fund (exchange traded funds or open-end funds) excluding money market funds.

The Adviser has agreed, at least until May 1, 2014, to voluntarily waive or limit management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, interest and dividends on securities sold short, taxes and extraordinary expenses) exceeding 2.00% of average daily net assets for Initial Class Shares and 2.25% for Class S Shares. The Fund expense caps prior to May 1, 2013 were 2.15% of average daily net assets for Initial Class Shares and 2.40% for Class S Shares.

For the period ended June 30, 2013, the Adviser waived management fees in the amount of $30,748 related to the overall expense waiver and $56,866 related to the underlying funds waiver and assumed other expenses of $23,621. The Adviser offsets the management fees it charges the Fund by the amount it collects as a management fee from an underlying fund managed by the Adviser, as a result of an investment of the Fund’s assets in such underlying funds. For the period ended June 30, 2013, the Adviser reduced management fees charged by $82 due to such investments.

As of June 30, 2013, the Fund had seven sub-advisers: Coe Capital Management, LLC, Horizon Kinetics, LLC, Keypoint Capital Management, LLC, Millrace Asset Group, Inc., Riverpark, LLC, SW Asset Management and Tiburon Capital Management. The Adviser directly paid sub-advisory fees to the sub-advisers at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by each of the sub-advisers.

Certain officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, (the “Distributor”).

Note 4—12b-1 Plans of Distribution—The Fund and the Distributor are parties to a distribution agreement dated May 1, 2012. The Fund has adopted a Distribution Plan (the “Plan”) for Class S Shares in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Fund is authorized to incur distribution expenses for its Class S Shares which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid in any one year is 0.25% of average daily net assets for Class S Shares.

Note 5—Investments—For the period ended June 30, 2013, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $8,713,241 and $8,695,135, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $4,617,095 and $4,476,882, respectively.

Note 6—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2013 was $10,122,181 and net unrealized depreciation aggregated $135,107 of which $477,928 related to appreciated securities and $613,035 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

As of June 30, 2013
Long-term capital gains	$52,168

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain

25

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2009-2012), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the period ended June 30, 2013, the Fund did not incur any interest or penalties.

Note 7—Concentration of Risk—At June 30, 2013, Van Eck Securities Corp. owns approximately 15% of the Initial Class Shares and 100% of the Class S Shares of the outstanding shares of beneficial interest. Additionally, the aggregate shareholder accounts of four insurance companies own approximately 27%, 25%, 18% and 11% of Initial Class Shares of the outstanding shares of beneficial interest.

The Fund may invest in debt securities which are rated as below investment grade by rating agencies. Such securities involve more risk of default than do higher rated securities and are subject to greater price variability.

The Fund may invest in closed-end funds that may trade at a discount or premium to their net asset value. A closed-end fund may be leveraged as part of its investment strategy. As a result, the Fund may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2013, the average daily loan balance during the 35 day period for which a loan was outstanding amounted to $20,645 and the average interest rate was 1.43%. At June 30, 2013, the Fund had no outstanding borrowings under the Facility.

Note 9—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust and the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 10—Recent Accounting Pronouncements—The Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, as clarified by ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” which requires entities to disclose gross and net information about derivative instruments, repurchase and reverse-repurchase agreements, and securities borrowing and lending transactions that are either: (1) offset in accordance with GAAP, or (2) subject to enforceable master netting arrangement or similar agreements, irrespective of whether they are offset in accordance with GAAP. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. Additional disclosure requirements of ASU No. 2011-11 and ASU No. 2013-01, if any, are reflected in Note 2 to the Fund’s financial statements.

Note 11—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective July 26, 2013, the VE/VIP Funds increased the line of credit from $20 million to $30 million.

26

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

June 30, 2013

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

On June 25, 2013, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of Independent Trustees, voted to approve the continuation of the existing advisory agreement between the Van Eck VIP Multi-Manager Alternatives Fund (the “Fund”) and its investment adviser, Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”), and the existing sub-advisory agreement between each Sub-Adviser (as defined below) and the Adviser (collectively, the “Advisory Agreements”). Information regarding the material factors considered and related conclusions reached by the Board in approving the continuation of the Advisory Agreements is set forth below.

In considering the continuation of the Advisory Agreements, the Board reviewed and considered information that had been provided throughout the year by the Adviser and Acorn Derivatives Management Corp. (“Acorn”), Coe Capital Management, LLC (“Coe”), Dix Hills Partners, LLC (“Dix Hills”), Horizon Asset Management, LLC (“Horizon”), Martingale Asset Management, L.P. (“Martingale”), Millrace Asset Group, Inc. (“Millrace”), RiverPark Advisors, LLC (“RiverPark”), SW Asset Management, LLC (“SW”) and Tiburon Capital Management, LLC (“Tiburon” and, collectively with Acorn, Coe, Dix Hills, Horizon, Martingale, Millrace, RiverPark and SW, the “Sub-Advisers”). Such information had been provided throughout the year at regular and special meetings of the Board and its committees, including information requested by the Board and furnished by the Adviser and the Sub-Advisers for meetings of the Board held on June 4, 2013 and June 24 and 25, 2013 specifically for the purpose of considering the continuation of the Advisory Agreements. The written and oral reports provided to the Board included, among other things, the following:

■	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plans with respect to its mutual fund operations and other lines of business;

■	The consolidated financial statements of the Adviser for the past three fiscal years;

■	Copies of the Advisory Agreements and descriptions of the services provided by the Adviser and each Sub-Adviser thereunder;

■	Information regarding each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures;

■	Information regarding the qualifications, education and experience of the investment professionals responsible for portfolio management, investment research and trading activities for the Fund, the structure of their compensation and the resources available to support these activities;

■	A report prepared by an independent consultant comparing the Fund’s investment performance (including, where relevant, total returns, standard deviations, Sharpe ratios, information ratios, beta and alpha) with respect to a representative class of shares of the Fund for the one-, three- and five- year periods ended March 31, 2013 with those of (i) a universe of mutual funds selected by the independent consultant with similar portfolio holding characteristics, share class attributes and other operational characteristics as the Fund (the “Category”), (ii) a sub-group of funds selected from the Category by the independent consultant further limited to approximate more closely the Fund’s investment style, expense structure and asset size (the “Peer Group”) and (iii) an appropriate benchmark index;

■	A report prepared by an independent consultant comparing the advisory fees and other expenses of a representative class of shares of the Fund during its fiscal year ended December 31, 2012 with a similar share class of each fund in the (i) Category and (ii) Peer Group;

■	An analysis of the profitability of the Adviser with respect to its services for the Fund and the Van Eck complex of mutual funds as a whole (the “Van Eck Complex”);

■	Information regarding other investment products and services offered by the Adviser and each Sub-Adviser involving investment objectives and strategies similar to the Fund (“Comparable Products”), including the fees charged by the Adviser and the Sub-Adviser for managing the Comparable Products, a description of material differences and similarities in the services provided by the Adviser and the Sub-Adviser for the Fund and the Comparable Products, the size of the Comparable Products, the performance of the Comparable Products and identity of the individuals responsible for managing the Comparable Products;
27

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

(continued)

■	Information concerning the Adviser’s and Sub-Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and the Sub-Advisers on behalf of the Fund, and reports regarding a variety of compliance-related issues;

■	Information with respect to the Adviser’s and each Sub-Adviser’s brokerage practices, if any, including the Adviser’s and Sub-Adviser’s processes for monitoring best execution of portfolio transactions and the benefits received by the Adviser and Sub-Adviser from research acquired with soft dollars;

■	Information regarding the procedures used by the Adviser in monitoring the valuation of portfolio securities, including the methodologies used in making fair value determinations;

■	Information regarding the Adviser’s and each Sub-Adviser’s policies and practices with respect to personal investing by the Adviser, Sub-Adviser and their employees, including reports regarding the administration of the Adviser’s and Sub-Adviser’s codes of ethics and the Adviser’s policy with respect to investments in the Fund by the Adviser’s investment personnel;

■	Descriptions of other administrative and other non-investment management services provided by the Adviser for the Fund, including the Adviser’s activities in managing relationships with the Fund’s custodian, Sub-Advisers, transfer agent and other service providers; and

■	Information regarding the performance results of the Fund’s Sub-Advisers in managing their respective portions of the Fund’s assets;

■	Other information provided by the Adviser and each Sub-Adviser in response to comprehensive questionnaires prepared by independent legal counsel on behalf of the Independent Trustees.

In determining whether to approve the continuation of the Advisory Agreements, the Board considered, among other things, the following: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment services provided by the Sub-Advisers; (2) the capabilities and background of the Adviser’s and Sub-Advisers’ investment personnel, and the overall capabilities, experience, resources and strengths of each Adviser and Sub-Adviser in managing investment companies and other accounts utilizing similar investment strategies; (3) the nature, quality, extent and cost of the investment management, administrative and other non-investment services provided by the Adviser, including its services in overseeing the services provided by each Sub-Adviser; (4) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (5) the terms of the Advisory Agreement and the services performed thereunder; (6) the willingness of the Adviser to reduce the overall expenses of the Fund from time to time, if necessary or appropriate, by means of waiving a portion of its fees or paying expenses of the Fund; (7) the quality of the services, procedures and processes used to determine the value of the Fund’s assets and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (8) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development and implementation of a comprehensive compliance program; (9) the responsiveness of the Adviser to inquiries from, and examinations by, regulatory authorities, including the Securities and Exchange Commission; (10) the resources committed by the Adviser in recent periods to information technology; (11) the ability of the Adviser and each Sub-Adviser to attract and retain quality professional personnel to perform a variety of investment advisory and administrative services for the Fund; and (12) the affirmative recommendation from the Adviser to approve the continuation of each sub-advisory agreement.

The Board considered the fact that the Adviser is managing other investment products, including exchange-traded funds, hedge funds, separate accounts and UCITs, one or more of which may invest in the same financial markets and may be managed by the same investment professionals according to a similar investment objective and/or strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2013, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2012.

28

Performance. The Board noted, based on a review of comparative annualized total returns, that the Fund had underperformed its Category and Peer Group medians over the one- and three-year periods, had underperformed its Category median over the five-year period and had the same returns as its Peer Group median over the five-year period. The Board also noted that the Fund had underperformed its benchmark index over the one-year period, but had outperformed its benchmark index over the three- and five-year periods. The Board further noted that the Adviser reviewed with the Board the factors that the Adviser believed materially contributed to the underperformance of the Fund in recent periods and the actions taken by the Adviser to address such underperformance. The Board concluded that additional time is needed to evaluate the effectiveness of the Adviser’s actions.

Fees and Expenses. The Board noted that the fees payable for advisory services were the highest in the Fund’s Category and Peer Group and that the Fund’s total expense ratio, net of waivers or reimbursements, was higher than the median expense ratios for the Fund’s Category and Peer Group. The Board further noted the nature, quality, extent and cost of the investment management and other non-investment services provided by the Adviser to manage a multi-asset, multi-manager product of this type, including the Adviser’s services in overseeing the services provided by each Sub-Adviser. The Board also noted that the Adviser continues to waive fees and pay expenses of the Fund and has agreed to continue doing so through April 2014 to the extent necessary to prevent the expense ratio of the Fund from exceeding a specified maximum amount. On the basis of the foregoing, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the advisory and sub-advisory fees charged to the Fund are reasonable.

Profitability and Economies of Scale. The Board considered the profits, if any, realized by the Adviser from managing the Fund and other mutual funds in the Van Eck Complex and the methodology used to determine such profits, including the results of an analysis of the methodology performed recently by an independent consultant on behalf of the Board and its independent counsel. The Board noted that the levels of profitability reported on a fund-by-fund basis varied widely depending on such factors as the size, type of fund and operating history. The Board further noted that, in evaluating the reasonableness of the Adviser’s profits from managing any particular Fund, it would be appropriate to consider the size of the Adviser relative to other firms in the investment management industry and the impact on the Adviser’s profits of the volatility of the markets in which the Funds invest and the volatility of cash flows into and out of the Funds through various market cycles. Based on its review of the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the profits realized by the Adviser, if any, are not excessive. In view of the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board concluded that the profitability of the Sub-Advisers was not a relevant factor in its renewal deliberations regarding the Sub-Advisers. The Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows and whether the Fund’s fee schedule, which includes breakpoints, reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to the Fund, the economies of scale being realized, if any, are currently being shared by the Adviser and the Fund, and that adding or modifying existing breakpoints would not be warranted at this time for the Fund.

Sub-Advisers. The Board concluded that each Sub-Adviser continues to be qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies. The Board also concluded that each Sub-Adviser’s investment strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the investment strategies employed by the Fund’s other Sub-Advisers.

Conclusion. In determining the material factors to be considered in evaluating each Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the continuation of an Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that the continuation of each Advisory Agreement is in the interests of shareholders and, accordingly, the Board approved the continuation of each Advisory Agreement for an additional one-year period.

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that an investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually by the fund’s board of

29

VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

APPROVAL OF ADVISORY AGREEMENT

(continued)

trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At an in-person meeting held on June 24-25, 2013 (the “Meeting”), the Board of Trustees of each Fund (the “Board”), which is comprised exclusively of Independent Trustees, considered authorizing Van Eck Associates Corporation (together with its affiliated companies, the “Adviser”) to enter into a new sub-advisory agreement (the “Sub-Advisory Agreement”) with respect to the Fund, for an initial two-year term with Graham Capital Management, L.P., to serve as a sub-adviser for the Fund (the “New Sub-Adviser”).

In considering the approval of the Sub-Advisory Agreement, the Board reviewed and considered information that had been provided throughout the year by the Adviser at regular and special meetings of the Board and its committees, including information furnished by the Adviser and the New Sub-Adviser for the Meeting. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the Sub-Advisory Agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-Adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve the Sub-Advisory Agreement, the Board evaluated the following factors: (1) the nature, quality, extent and cost of the investment management, administrative and other non-investment services to be provided by the New Sub-Adviser; (2) the capabilities and background of the New Sub-Adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-Adviser in managing investment companies and other accounts utilizing similar investment strategies; (3) the terms of the Sub-Advisory Agreement and the reasonableness of the fees paid by the Fund for the services described therein; (4) the willingness and ability of the New Sub-Adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-Adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-Adviser’s investment strategy will assist the Fund in pursuing its investment objective. The Board also met with representatives from the New Sub-Adviser.

In considering the proposal to approve the Sub-Advisory Agreement, the Board noted that, combined, the members of the New Sub-Adviser’s portfolio management team have significant experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-Adviser is experienced in systematic macro strategies.

The Board concluded that the New Sub-Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies. The Board also concluded that the New Sub-Adviser’s investment strategies are appropriate for pursuing the Fund’s investment objective and are complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board further concluded that the fees payable to the New Sub-Adviser for sub-advisory services are reasonable.

In view of the fact that the New Sub-Adviser is not affiliated with the Adviser, the Board concluded that the profitability of the New Sub-Adviser was not a relevant factor in its consideration of the Sub-Advisory Agreement.

In determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to such factors, the members of the Board relied upon the advice of independent legal counsel and their own business judgment. The Board did not consider any single factor as controlling in determining whether to approve the Sub-Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors considered in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board (comprised exclusively of Independent Trustees) concluded that entering into the Sub-Advisory Agreement is in the interests of shareholders, and accordingly, the Board approved entering into the Sub-Advisory Agreement.

Approval of New Sub-Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by a board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval.

30

At an in-person meeting held on March 14-15, 2013 (the “Meeting”), the Board of Trustees of each Fund (the “Board”), which is comprised exclusively of trustees who are not “interested persons” of the Fund as defined in the 1940 Act, considered authorizing the Adviser to enter into a new sub-advisory agreement with respect to the Fund, for an initial two-year term with QFS Asset Management L.P., to serve as a sub-adviser for the Fund (the “New Sub-adviser”).

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the proposed sub-advisory arrangement for the Fund. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to the Fund; a description of the proposed sub-advisory agreement, its terms, and the services to be provided and fees to be paid thereunder; and information regarding the New Sub-adviser’s organization, personnel, investment processes and strategies, and key compliance procedures.

In considering whether to approve a sub-advisory agreement with the New Sub-adviser, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by the New Sub-adviser; (2) the capabilities and background of the New Sub-adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of the New Sub-adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with the New Sub-adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of the New Sub-adviser to implement its investment strategy for the Fund with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of the New Sub-adviser’s processes and procedures over time; and (6) the Fund’s structure and the manner in which the New Sub-adviser’s investment strategy will assist the Fund in pursuing its investment objectives. The Board also met with representatives from the New Sub-adviser.

In considering the proposal to approve a sub-advisory agreement with the New Sub-adviser, the Board noted that, combined, the members of the New Sub-adviser’s portfolio management team have significant experience in the securities industry. The Board also considered the importance to the Fund of having access to investment advisers with experience running certain types of investment strategies and the relatively small number of investment advisers available to the Fund with experience in deploying these investment strategies, e.g. the New Sub-adviser is experienced in systematic global macro strategies.

The Board concluded that the New Sub-adviser is qualified to manage a portion of the Fund’s assets in accordance with its investment objectives and policies, that the New Sub-adviser’s investment strategy is appropriate for pursuing the Fund’s investment objectives, and that such strategy would be complementary to the investment strategies employed by the Fund’s other sub-advisers. The Board also concluded that the fees payable to the New Sub-adviser for its services are reasonable.

In view of the anticipated size of the Fund and the fact that the New Sub-adviser is not affiliated with the Adviser, the Board did not consider the profitability of the New Sub-adviser to be relevant to its consideration of the sub-advisory agreement.

The Board did not consider any single factor as controlling in determining whether or not to enter into the sub-advisory agreement with the New Sub-adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the sub-advisory agreement, including the fee structure, is in the interests of shareholders, and accordingly, the Board approved entering into the sub-advisory agreement with the New Sub-adviser.

31

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
335 Madison Avenue, New York, NY 10017
vaneck.com
Account Assistance:	800.544.4653

vaneck.com
VIPMMASAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Multi-Manager Alternatives Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act)
     provide reasonable assurances that material information relating to the
     Van Eck VIP Multi-Manager Alternatives Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP MULTI-MANAGER ALTERNATIVES FUND

By (Signature and Title) /s/ John J. Crimmins, Treasurer & CFO
                         -------------------------------------
Date  September 6, 2013
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date   September 6, 2013
     --------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------

Date   September 6, 2013
     --------------------